READING INTERNATIONAL

2016 ANNUAL STOCKHOLDERS MEETING

June 2, 2016

SAFE HARBOR STATEMENT

Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.



FINANCIAL RECONCILIATIONS

We use EBITDA in the evaluation of our Company's performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons:

We believe that EBITDA is an accepted industry-wide comparative measure of financial performance. It is, in our experience, a measure commonly adopted by analysts and financial commentators who report upon the cinema exhibition and real estate industries, and it is also a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers, market expectations and our creditworthiness. It is widely accepted that analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies.

EBITDA is not a measurement of financial performance under generally accepted accounting principles in the United States of America and it should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with generally accepted accounting principles in the United States for purposes of analyzing our profitability. The exclusion of various components, such as interest, taxes, depreciation and amortization, limits the usefulness of these measures when assessing our financial performance, as not all funds depicted by EBITDA are available for management's discretionary use. For example, a substantial portion of such funds may be subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time.

EBIT and EBITDA also fail to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs that, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced.

EBITDA, as calculated by us, may not be comparable to similarly titled measures reported by other companies.


CINEMAS
ANGELIKA
FILM CENTER & CAFE

BUSINESS REVIEW

Ellen Cotter, CEO & President

This presentation is intended to show a summary of the projects on which management is currently working and management's plan for moving our Company forward.

Many of the projects are in their early stages and will be subject to various governmental and board approvals. Accordingly, no assurances can be given that the plans discussed herein will be achieved.

Further, some of the design concepts included in this presentation include proposed architectural renderings that represent works in progress.

COMPANY SNAPSHOT

two synergistic businesses in three countries


READING CINEMAS

2015 EBIDTA OF $49.6 million SET ALL-TIME COMPANY RECORD

Cinemas – Steady Cash Flow

- 57 theaters/461 screens in US, AU & NZ[1]

Real Estate in US, AU & NZ – Long Term Value

- 6 Key Value Creation Projects
- 12 Operating Properties
- 3 Future Value Realization Opportunities

NASDAQ	RDI & RDIB
Market Cap	$296.9 million (as of 6/01/16)
Total Assets	$ 380.3 million (as of 3/31/16)
Total Debt	$ 126.8 million (as of 3/31/16)
Total Revenues	$ 261.5 million (as of 3/31/16)[2]
Total Adjusted EBITDA	$ 46.8 million (as of 3/31/16)[2]

[1] *Theater and Screen Count as of March 31, 2016 and includes unconsolidated joint ventures & managed theaters*
[2] *Trailing Twelve Months ending March 31, 2016*

OUR SYNERGISTIC MISSION



We create **long-term stockholder value** through the opportunistic and synergistic development of entertainment and real estate assets.

This **value creation** comes from the complementary nature of our existing entertainment and real estate portfolio and the pursuit of new opportunities meeting our investment criteria.

Cinemas provide **steady cash flow** to support our real estate development, while our real estate work allows us to create a **strong property portfolio**.

As an anchor tenant in our own Entertainment Themed Centers, we can effectively leverage operational and marketing strategies to drive growth, thereby creating a win-win for Reading (as both landlord and tenant), for our third party tenants, and ultimately, for our stockholders.

*we're in*SYNC

CORE VALUES & GUIDING PRINCIPLES INSPIRED BY OUR FOUNDER, JAMES J. COTTER, SR.

- **E**NTREPRENEURIAL approach to our business
- **E**DUCATED analysis
- **E**XECUTION is paramount to successfully connecting guests and tenants to our assets
- **E**NJOYMENT is necessary for our guests and for us
- **E**XTENDED VIEW means we have a long-term strategy
- **E**MPATHETIC approach to our stakeholders

EACH OF OUR **INTERACTIONS** IS GUIDED BY *integrity*


it's SHOWTIME

HIGHLY EXPERIENCED MANAGEMENT TEAM

Experienced & nimble team who understands our existing portfolio, together with new management bringing a fresh perspective and industry experience

	name/title	years in industry	years with company	experience
CORPORATE	**ELLEN COTTER** *Chair of Board* *Chief Executive Officer & President*	21	17	Director Interim CEO & President Chief Operating Officer (US Cinemas) President of Reading Australia Former Attorney at White & Case
CORPORATE	**DEV GHOSE** *Executive Vice President,* *Chief Financial Officer & Corporate Secretary*	35+	1	Executive Vice President and Chief Financial Officer at Skilled Healthcare Group Executive Vice President and Chief Financial Officer at Shurgard Storage Centers. Inc. Managing Director International at Green Street Advisors Senior Vice President Finance and Treasurer at HCP Inc.
CORPORATE	**ANDRZEJ MATYCZYNSKI** *Executive Vice President, Global Operations*	35+	16	Former Chief Financial Officer Director of Corporate Finance & SEC Reporting at Beckman Coulter
CORPORATE	**CRAIG TOMPKINS** *Special Counsel/Chief Compliance Officer*	38	22	Various corporate positions including President, General Counsel and Director of Business Affairs Former Partner at Gibson Dunn & Crutcher
CINEMAS	**ROBERT SMERLING** *President of US Cinemas*	50 +	21	President of Loews Theater Management, a Sony Company Vice Chairman of USA Cinemas, Boston, MA President of Cinema National Theaters
CINEMAS	**WAYNE SMITH** *Managing Director AU/NZ*	33	11	General Manager of Hoyts Cinemas (Real Estate/AU & NZ) Operations Manager of Hoyts Cinemas Cinema Manager of Hoyts Cinemas
PROPERTY	**MARGARET COTTER** *Vice Chair of the Board* *Executive Vice President,* *Real Estate and NYC Development*	17	15	Director Manage live theatre assets in NYC and Chicago including all tenants, improvements, and all aspects of development Former Assistant District Attorney – Brooklyn DA's office
PROPERTY	**MICHAEL BUCKLEY/ DOUG WILLIAMS** *Managing Directors of Edifice Real Estate Partners/Owner's Representative for NYC Property Development*	50+	4	*Former employers and clients include:* The Moinian Group The Continuum Company Vornado Realty Trust JP Morgan Asset Management Amalgamated Bank Stockbridge Realty Funds / CalPERS Highgate Hotels
PROPERTY	**RANDY BOGGAN** *Property (US based property consultant)*	35	1	*Former employers and clients include:* Bank of America/Security Pacific National Bank Shamrock Holdings Transpacific Development Company Lehman Brothers Cohen Asset Management Metropolitan Pacific Capital Standard Management Company Situs LLC
PROPERTY	**MATTHEW BOURKE** *Managing Director – Property – AU/NZ*	21	2	Senior Executive with Watpac (AU property development/construction company) Manager at Private Property Fund & Development Company Corporate Retail Executive, Tabcorp Holdings (a leader in hospitality and leisure)

US CINEMAS

11th largest US exhibitor by box office (as of March 31, 2016)

Theaters 26
Screens 237

US Cinema Brands

Angelika Film Center -
Specialty brand inspired by Angelika Film Center in NYC, one of the highest grossing dedicated arthouses in North America

City Cinemas – *Circuit in New York City*

Consolidated Theatres - *Leading exhibitor in Hawaii*

Reading Cinemas - *Commercial theaters in California and New Jersey*

Geographically Diverse Locations

Major US Cities – *NYC, Washington DC, Dallas, San Diego, Sacramento*

Other US Cities – *Santa Rosa, Bakersfield*

Islands of Oahu & Maui

Diverse Programming

- 11 specialty theaters
- 15 first-run commercial theaters






READING
CINEMAS


CINEMAS

AUSTRALIAN CINEMAS

4th largest exhibitor in Australia by box office*

Theaters 19
Screens 141*

Australian Cinema Brand Reading Cinemas

Geographically Diverse – Five Australian States
Victoria – 6
Queensland – 3
New South Wales – 6
South Australia – 2
Western Australia – 2

Own land underlying six Reading Cinemas

NEW ZEALAND CINEMAS

3rd largest exhibitor in New Zealand by box office*

Theaters 9
Screens 54*

New Zealand Cinema Brand Reading Cinemas

Geographically Diverse – Two Islands
North Island – 5
South Island – 4

Own land underlying five Reading Cinemas

*As of March 31, 2016.
Includes only wholly-owned cinemas, not unconsolidated joint ventures.

GLOBAL CINEMA STRATEGY: INSPIRING EXPERIENCES THAT MAXIMIZE GUEST RETURNS

Build long-term value for our stockholders by maximizing the value in our existing cinema portfolio, while we pursue new opportunities.

CREATE *inspiring* CINEMA EXPERIENCES

- OFFER HOSPITALITY-STYLED COMFORT & SERVICE
- CRAFT FOOD & BEVERAGE OPTIONS TO MATCH OUR MARKETS
- CURATE FILM & EVENT PROGRAMMING TAILORED TO OUR AUDIENCES
- PRICE OUR TICKETS WITH VALUE IN MIND
- CREATE UNIQUELY DESIGNED VENUES
- INTERACT VIRTUALLY WITH CONVENIENT & ENGAGING CONTENT
- FEATURE STATE-OF-THE-ART PRESENTATION

GLOBAL CINEMA SEGMENT 2015 PERFORMANCE

Strong studio box office, coupled with implementation of Global Cinema Strategy, leads Reading's cinema performance to record highs.

In 2015, each cinema division (US, AU & NZ) set all-time records for the following metrics:

- Box Office
- Food & Beverage Revenues
- Other Cinema Revenues
- Total Revenues
- Gross Margin
- Cash Flow Pre-Occupancy
- Theater Level Cash Flow
- Food & Beverage Per Capita

*Note that the above cinema division metrics have been calculated based on functional currency.


THE HATEFUL EIGHT
JURASSIC WORLD
STAR WARS
CAROL



WE CREATE UNIQUELY DESIGNED VENUES

- We design spaces that connect guests to our brands and inspire longer and repeat visits
- A signature aesthetic is key to our site design

STATE-OF-THE-ART PRESENTATION HELPS DRIVE BOX OFFICE

COMPANY'S FIRST
IMAX
OPENED AT VALLEY PLAZA
IN BAKERSFIELD, CA
Q4 2015

TODAY, THEATER IS BOX OFFICE MARKET LEADER

IMAX
— IS BELIEVING® —


TITAN XC
EXTREME CINEMA
DOLBY ATMOS®
FEEL EVERY DIMENSION™

TITAN XC / US

TODAY: 1 IN HAWAII
(LEADING PREMIUM SCREEN IN THE MARKET)

UNDER DEVELOPMENT:
2ND OPENING Q4 2016
3 MORE BY END OF 2017

TITAN XC / AU&NZ

TODAY:
5 IN AUSTRALIA
2 IN NEW ZEALAND

UNDER DEVELOPMENT:
1 MORE IN AUSTRALIA
1 MORE IN NEW ZEALAND
BY END OF 2016

WE OFFER HOSPITALITY STYLED COMFORT & SERVICE

- Electric recliner seating: Focus on film, not cramped knees
- Successful human interaction matters today
- Hospitality-based management & guest service
- Reserved seating







WE CRAFT FOOD & BEVERAGE OPTIONS TO MATCH OUR MARKETS

- In the US today, almost 25% of our theaters responsibly serve craft beer, wine & cocktails.
- In Australia today, almost 50% of our theaters responsibly serve craft beer, wine & cocktails.
- In New Zealand today, almost 30% of our theaters responsibly serve craft beer, wine & cocktails.
- Working on adding more liquor licenses across our global circuit.
- Serving freshly prepared, locally inspired food in 5 US theaters, 8 AU theaters, and 3 NZ theaters.
- In Australia and New Zealand, 8 theaters feature waiter service.

Q1 2016
Food & Beverage
per capita is highest
first quarter on record for
*US, AU & NZ**

*Based on functional currency.


the
PREMIERE
CRAFT BEVERAGES & BITES






artisan
popcorn
angelika
film center



CURATED FILM & EVENT PROGRAMMING

- Angelika – Strength in quality film programming
- Alternative Content Programming
- Live events around film


EXCLUSIVE FOOTAGE YOU WILL ONLY EXPERIENCE IN THE CINEMA
KISS
Rocks
VEGAS
NEVADA

Australian & New Zealand cinemas programming Alternative Content



Shia LaBeouf watches all his movies in a 3-day marathon at the Angelika NYC

2015 Alternative Content box office in US cinemas increased 100% vs 2014


BORUTO


ROOM
CAROL

Angelika NYC – highest grossing engagement in North America


I SAW THE LIGHT
Q&As
with
Tom
Hiddleston!

Angelika NYC

VALUE GUIDES OUR TICKET PRICING

Attractive pricing and special offers generate attendance and goodwill.


Recline for
$9 AFTER 9PM
Sunday-Thursday at Cinemas 123
50% OFF
CITY
CITYCINEMAS.COM
#9AFTER9


BAKERSFIELD'S
BEST MOVIE VALUE


AMAZING
VALUE
$10
TICKETS
*3D EXTRA


Mahalo
TUESDAYS
AT CONSOLIDATED THEATRES
$6
MOVIES
ADMIT ONE
$2
POPCORN
$2
HOT DOGS

ENGAGE OUR GUESTS WITH INTERESTING AND CONVENIENT VIRTUAL INTERACTION

website traffic

Cinema website traffic increased in 2015

- Australia up 38% YoY
- New Zealand up 25% YoY
- United States up 33% YoY

mobile usage

Mobile site traffic increased in 2015

- Australia up 61% YoY
- New Zealand up 53% YoY
- United States up 57% YoY

social media engagement

US/AU/NZ: socially engaged exhibitor

AU/NZ Cinemas: 1.1 million tickets sold online from our cinema websites and mobile sites

US Cinemas: Soft Launch of self-ticketing online/mobile began Q2 2016

US/AU/NZ: Mobile apps currently under development



10.2 MILLION
UNIQUE USERS IN AUSTRALIA, NEW ZEALAND & US





REINVESTING IN EXISTING CINEMA PORTFOLIO

Over the next three years, we will maximize value of our existing cinema assets by pursuing an aggressive capital expenditure plan.

US Cinemas	Spend $40 – $43mm over next three years
Australian Cinemas	Spend $16 – $18mm* over next three years
New Zealand Cinemas	Spend $6 – $8mm* over next three years

**in US dollars*



CONTINUE TO PURSUE SELECTIVE NEW OPPORTUNITIES

- We will continue to pursue new build opportunities in strategic markets.
- New build opportunities must meet targeted returns.
- Our global cinema strategy will enhance our new build opportunities.
- Evaluate cinema acquisitions offering synergistic benefits that meet threshold returns.



ŌLINO

OLINO BY CONSOLIDATED THEATRES
8-screen luxury cinema opens in Hawaii in Q4 2016

AUSTRALIAN AND NEW ZEALAND REAL ESTATE PORTFOLIO



4 value creation projects

Newmarket Village	Shopping center in Newmarket (a suburb of Brisbane), anchored by a Coles Supermarket and BWS.
RedYard	Entertainment themed center (ETC) in Auburn (a suburb of Sydney) anchored by a Reading Cinema.
Cannon Park	ETC in Townsville anchored by a Reading Cinema. Acquired December 2015.
Courtenay Central	ETC in Wellington, New Zealand anchored by a Reading Cinema.

8 operating properties

- Two smaller ETCs in Belmont (a suburb of Perth) and Waurn Ponds (a suburb of Melbourne), each anchored by a Reading Cinema.
- Property under two of our Reading Cinemas in AU and four of our Reading Cinemas in NZ.

1 future value realization opportunity

- 70 acres of undeveloped land next to the Auckland Airport in Manukau, NZ.



US REAL ESTATE PORTFOLIO

2 value creation projects

Union Square	Building in New York City
Cinemas 1, 2 & 3	Building in New York City

4 operating properties

Two Off-Broadway Theatres in New York City

One Off-Broadway Theatre in Chicago

Small Class B Office Building in Culver City, CA

2 future value realization opportunities

202 acre parcel of undeveloped land in City of Coachella, CA

Philadelphia properties related to the historic Reading Railroad

GLOBAL REAL ESTATE STRATEGY

Build long-term value for our stockholders by maximizing the value in our existing property portfolio, while we pursue new real estate opportunities meeting our investment criteria.

LONG TERM VALUE *for stockholders*

- REPOSITION & RENOVATE PORTFOLIO TO GENERATE INCREMENTAL RENTAL INCOME
- CREATE SPACES (INTERIOR & EXTERIOR) THAT INSPIRE AND CONNECT COMMUNITIES
- ASSEMBLE A MORE COMPLEMENTARY TENANT MIX TO BETTER SERVE OUR CUSTOMERS
- IMPLEMENT LEASING INITIATIVES TO MAXIMIZE PROPERTY RETURNS
- IDENTIFY MARKETING STRATEGIES TO ENGAGE & ENRICH EXPERIENCES
- ACTIVELY MANAGE OUR PROPERTIES TO GENERATE FURTHER OPERATIONAL EFFICIENCIES
- PURSUE ACQUISITIONS THAT NATURALLY ENHANCE OUR EXISTING PORTFOLIO

VALUE CREATION PROJECT:

Newmarket Shopping Center in an affluent suburb of Brisbane



TODAY:

- Approximately 93,000 SF of gross leasable area
- 92,000 SF leased to 38 third party tenants. No Reading Cinema today.
- 99% Leased
- Annual Operating Income: $3.8 million

TENANTS INCLUDE:

- Coles Supermarket & BWS
- Newmarket Hotel, operated by ALH Group
- Curated mix of national and local specialty retailers, including Grill'd, Nandos, Gloria Jean's Coffee, Baker's Delight, Vinnies, Home Slice

PARKING GARAGE OWNED BY READING:

- Approx. 500 parking spaces over 2 levels


coles



VALUE CREATION PROJECT:

a re-imagined Newmarket Village

ADDING NEW CINEMA EXPERIENCE – BRISBANE'S "BEST-IN-CLASS" CINEMA EXPERIENCE

- State-of-the-art 8-screen Reading Cinema – Development Application approved in June 2015
- Luxury TITAN XC auditorium, featuring electric recliner luxury seating with Dolby Atmos sound
- Electric luxury recliner seating
- Elegantly appointed lobby lounge & outdoor mezzanine terrace for event programming
- Creating new menu of craft beverage & bites

ADDING NEW DINING PRECINCT - COMPLEMENTING CINEMA EXPERIENCE

- Approx. 10,000 SF of new specialty food & beverage tenants to be added under cinema
- 142 additional car parks

TIMELINE

- Construction Drawings for cinema and incremental retail completed
- Construction Tender for selection of contractor – targeted completion Q3 2016
- Targeted construction completion for cinema, new retail and parking – Q4 2017


READING
INSIDE OUT

PROJECTED CONSTRUCTION DEVELOPMENT BUDGET: **US$22-25m**



VALUE CREATION PROJECT:
a re-imagined Newmarket Village

UPGRADING EXISTING COMMON AREAS & INTEGRATING WITH NEW LEISURE & DINING PRECINCT

- Add shaded areas, better vegetation, improved finishes
- Center rebranding and improved signage
- Improve public amenities
- Focus on existing tenancies to improve lease terms

ACTIVATING ADJACENT BUILDING AT 16-20 EDMONDSTONE STREET

November 2015 – Completed purchase of office building adjacent to Coles Supermarket and existing retail

- Currently completing short-term office leasing to further activate Newmarket Village
  - Ladbrokes to occupy first floor by Q4 2016
  - Second and third floor office leasing being explored


Coles

VALUE CREATION PROJECT:
RedYard in Auburn, a suburb of Sydney, NSW

Auburn is the multi-cultural center of Sydney with diverse demographic communities. Parramatta Road is one of the most heavily trafficked streets in Sydney.

TODAY:

- Approx. 117,000 SF of gross leasable area
- 57,000 SF leased to Reading Cinemas
- 60,000 SF leased to third party tenants
- 100% leased to third party and non-third party tenants
- Annual Operating Income: $1.6 million

TENANTS INCLUDE:

- Seven off-price fashion retailers, including Cotton On, New Balance, Kathmandu, and Pumpkin Patch
- Fitness First
- Service NSW

PARKING OWNED BY READING:

- Approx. 850 parking spaces – Garage & on-grade





VALUE CREATION PROJECT:
RedYard in Auburn, a suburb of Sydney, NSW

ADDING NEW DINING TENANCIES

- Q1 2016 – Universal Burger opened (1300 SF)
- Q3 2016 – Targeted opening of Chicago Jones Coffee Chocolate Specialists (1400 SF new retail)
- Q1 2017 – Targeted opening of Red Rooster & Oporto drive-thru (5000 SF new retail)

IMPROVING AND ADDING NEW RETAIL

- Q2 2016 – Targeted opening of MCMD, local fashion retailer (1100 SF new retail)
- Q3 2016 – Targeted opening of Intersport, off-price sporting goods (6900 SF retail)
- Town planning permit approved to add 12,000 SF to anchor tenancy. Potential tenants being evaluated
- Future lease expirees in center evaluated for improved lease structure and synergies

UPGRADING EXISTING COMMON AREAS

- Adding shaded areas, better vegetation, central water feature, and improved finishes
- Improved center signage
- Improving public amenities
- Targeted completion – Q4 2016

EXPLORING NEW OPPORTUNITIES

- Exploring uses to activate vacant land adjacent to cinema


CHICAGO
PROJECTED CONSTRUCTION DEVELOPMENT BUDGET:
US$14-16m

VALUE CREATION PROJECT:
Cannon Park in Townsville, QLD

Acquired in December 2015 for $AU33.6 million, representing implementation of our SYNERGISTIC Business Plan

Townsville is QLD's second largest city, economically underpinned by the mining and defense industries

TODAY:

- Approximately 133,000 SF of gross leasable area
- 28,000 SF leased to Reading Cinemas with TITAN XC
- Approx. 103,000 SF leased to third party tenants
- 98% leased to third party and non-third party tenants
- Annual Operating Income: $1.94 million (8.0% cash on cash return)

TENANTS INCLUDE:

- Kingpin Bowling
- 11 Food & Beverage tenants reflecting a mix of national and local operators, including, Cactus Jacks, Hogs Breath Café, and Fasta Pasta
- Salvation Army Store

PARKING OWNED BY READING:

- Approx. 600 on-grade parking spaces


CANNON PARK
DINING & ENTERTAINMENT
READING CINEMAS
Cactus JACK'S
HOGS BREATH CAFE
FASTA PASTA
MASALA
INDIAN CUISINE
PePPi PePPi
Rickshaw
CAPITOL REGENT
CHINESE
RESTAURANT
Wok Way
crust
Gourmet Pizza Bar
Harolds
Seafood

VALUE CREATION PROJECT: *a Better Cannon Park in Townsville, QLD*


READING CINEMAS

IMPROVED CINEMA EXPERIENCE – Townsville's "Best-in-Class" cinema experience

- **Creating Gold Lounge offer – 2 Gold Lounge Auditoriums with elegant lobby lounge**
- **Targeted completion – Q4 2017, subject to Board Approval**

UPGRADING EXISTING COMMON AREAS & CENTER MARKETING

- **Adding shaded areas, better vegetation, central water feature, and improved finishes**
- **Center rebranding and improved signage**
- **Targeted completion – Q4 2017, subject to Board approval**
- **Synergistic Marketing Efforts underway**

VALUE CREATION PROJECT:
Courtenay Central in Wellington, NZ

LOCATED IN WELLINGTON'S GROWING CULTURAL DISTRICT

- City Council creating Weta Workshop Museum & Conference Center on Wakefield St.
- Trade college to be added 3 blocks away. Approx. 10,000 new students anticipated for area
- Land purchased across the street for proposed new international hotel
- About 4000 new dwelling approvals expected by Q4 2017
- Average household income is approx. NZ$80,000, 15% above national average

TODAY:

- Approximately 103,000 SF of gross leasable area
- 70,000 SF leased to Reading Cinemas with TITAN XC & Gold Lounge
- 33,000 SF leased to 21 third party retail and F&B tenants
- ANZ Bank opened to public in October 2015
- Only 70% leased to third party and non-third party tenants due to repositioning
- Annual Operating Income: $1.30 million

PARKING OWNED BY READING:

- Garage with 1,000 spaces/9 levels




countdown
open

VALUE CREATION PROJECT: *a re-imagined Courtenay Central in Wellington, NZ*


READING
CINEMAS
countdown
Parking
458
countdown

PROJECTED CONSTRUCTION DEVELOPMENT BUDGET:
US$22-25m

ADDING DAILY SHOPPING EXPERIENCE

- **Approx. 36,000 SF state-of-the-art Countdown Supermarket (subsidiary of Woolworths) to be added on Wakefield St.**
  - **Boards of Woolworths and Reading approved final construction budget**
- **4,000 SF of new specialty, convenience retail to be added on Wakefield St.**

IMPROVED CINEMA EXPERIENCE
Wellington's "Best-in-Class" cinema

- **Creating additional TITAN XC, featuring all electric recliner luxury seating**
- **Adding electric luxury recliner seating to select auditoriums**
- **Transforming Steer & Beer space to elegantly appointed lobby lounge**
- **Creating new menu of craft beverage & bites**

TIMELINE

- **4 Halley's Lane building demolition to offer efficient supermarket loading underway. Targeted completion Q3 2016.**
- **Final Construction Drawings for supermarket and new retail to be completed Q3 2016.**
- **Construction commences Q4 2016. Targeted construction completion Q4 2017.**

VALUE CREATION PROJECT:
Courtenay Central in Wellington, NZ

TRANSITIONING TO A FOOD HALL CONCEPT

- Transitioning from traditional food court to new Food Hall targeting curated mix of national and local F&B and retail tenants
- Rockwell Group concept re-design offers more dynamic public space leading to additional incremental retail space
- Creation of natural light corridors, moving escalator for better retail sight lines, eliminating one retail entrance to create leasable area, upgrading finishes and amenities

IMPROVING PARKING EXPERIENCE

- Garage to be integrated with Courtenay Central
- Seismic strengthening underway
  - With 70% standard of current building code, it will be among the safest in Wellington
- To improve traffic flow and circulation, adding second convenient entrance/exit off Tory St.
- Smarte parking system added
- Improved garage will offer daily shoppers, diners and cinemagoers complete coverage from Wellington's weather conditions

TIMELINE: Targeted completion of seismic strengthening and additional entrance/exit of garage Q4 2016


COURTENAY CENTRAL
ANZ



FUTURE VALUE REALIZATION OPPORTUNITY:

Manukau, NZ / 70.4 acres on 2 parcels of undeveloped land adjacent to Auckland Airport

New Zealand and local economy is strong. Auckland Airport has 30-year planned expansion/improvement. Lack of industrial land in Auckland.

PARCEL A

- 64 acres zoned rural production, bounded by two state highways & adjacent to the Auckland Airport with proximity to regional transportation networks.
- Known as the Southern Gateway Consortium, Reading with adjacent property owners who are leading industrial developers, have collectively been working to achieve:
  - Inclusion of land in RURAL URBAN BOUNDARY
  - Re-Zoning to LIVE LIGHT INDUSTRIAL ZONING
- April 2016 – Southern Gateway Consortium presented evidence supporting their position to the Auckland Unitary Plan Independent Hearings Panel.
- August 19, 2016 – Auckland Council expected to issue decision.
- September 16, 2016 – Deadline for lodgment of any appeals.

PARCEL B

- 6.4 acres on Mclaughlins Road, which connects to Parcel A, is currently zoned industrial.



PUHINUI ROAD
COLIN DALE PARK
(PROPOSED)
PUHINUI RESERVE

VALUE CREATION PROJECT:

Cinemas 1, 2 & 3

Located in Manhattan on 3rd Ave. at 60th St across from Bloomingdale's, adjacent to subway station

- Achieved consent of our minority partner to re-develop the property.
- Working with adjacent owners of 2600 SF property next to ours.
- Together, adjacent owners and Reading, completed feasibility study to evaluate joint development of our properties.
- Parties currently reviewing joint development with potential retail, residential and/or hotel uses.
- No assurances can be given that final terms will be reached with the adjacent owners to proceed with a joint development.
- Development timeline TBD.





VALUE CREATION PROJECT:
Union Square NYC


PROJECTED DEVELOPMENT BUDGET:
$66-68m
ROOF
FLOOR 6
FLOOR 5
FLOOR 4
FLOOR 3
FLOOR 2
GROUND FLOOR
LOWER LEVEL
4,444 SF
6,575 SF
15,058 SF
15,029 SF
14,951 SF
8,460 SF
6,805 SF

- Plan for seven levels of Retail and Office uses over 73,322 SF (inclusive of anticipated BOMA adjustments)
- Achievement of Major Regulatory Hurdles
  - March 2015 – Landmark Commission approves additional 23,000 SF via iconic dome
  - March 2016 – Board of Standard & Appeals grants variance for desired retail and office uses
- Construction drawings completed and filed with DOB in NYC
- Building is vacant thereby allowing abatement and internal demolition work, which is currently underway
- Retail leasing and marketing is underway
- Financing efforts are underway
- "Best-in-Class" consultant team
  - Development Owner's Representative - Edifice Realty LLC
  - Architects – BKSK and Gensler
  - Leasing Agents – Newmark Grubb Knight Frank
  - Construction Manager – CNY

THIS SLIDE INTENTIONALLY BLANK

VALUE CREATION PROJECT:
Union Square NYC


PROJECTED DEVELOPMENT BUDGET:
$66-68m
ROOF
FLOOR 6
FLOOR 5
FLOOR 4
FLOOR 3
FLOOR 2
GROUND FLOOR
LOWER LEVEL
4,444 SF
8,575 SF
15,058 SF
15,029 SF
14,951 SF
8,460 SF
6,805 SF

- Plan for seven levels of Retail and Office uses over 73,322 SF (inclusive of anticipated BOMA adjustments)
- Achievement of Major Regulatory Hurdles
  - March 2015 – Landmark Commission approves additional 23,000 SF via iconic dome
  - March 2016 – Board of Standard & Appeals grants variance for desired retail and office uses
- Construction drawings completed and filed with DOB in NYC
- Building is vacant thereby allowing abatement and internal demolition work, which is currently underway
- Retail leasing and marketing is underway
- Financing efforts are underway
- "Best-in-Class" consultant team
  - Development Owner's Representative - Edifice Realty LLC
  - Architects – BKSK and Gensler
  - Leasing Agents – Newmark Grubb Knight Frank
  - Construction Manager – CNY

FUTURE VALUE REALIZATION OPPORTUNITIES IN US

Shadow View - City of Coachella, California, CA

- 50% interest in approx. 200 acres of undeveloped property, currently used for farming
- Located immediately south of Interstate 10 and east of Highway 86 in Coachella Valley. Approx. 54,000 cars pass through this intersection every day
- Population within five miles is 126,795 and Average Household Income is $58,327
- Part of an approved master planned community in the northwest section of Coachella
- Approved entitlements – Specific Plan and approved Tentative Tract Maps
- Zoning – Today, Tentative Tract Maps provide approximately 150 acres of single family residential (550 homes) and approximately 50 acres of high density mixed use
- Current investment of $6.0 million. Land purchased in 2012
- Company sharing planning/entitlement costs with adjacent landowner, who is part of Shadow View master plan covering approx. 529 acres

Reading Viaduct Properties - City of Philadelphia, PA

- Reading Viaduct – Approximately 4400 feet in length, averaging 70 feet in width and rising 25 feet above the street; plus ownership of adjacent parcels (approx. 63,000 SF)
- Ongoing discussions with civic and community leaders regarding Philadelphia's answer to New York's High Line Park, the Rail Park
- Participating in annual Pop Up Garden sponsored by the Pennsylvania Horticultural Society, scheduled to open June 10th

OTHER NOTABLE EVENTS

STOMP Arbitration - Positive Outcome for Reading

December 2015 – Arbitrator issued final decision
- Ruled Reading had NOT breached the show's license agreement
- Issued permanent injunction prohibiting the STOMP Producers from transferring show to any other Off Broadway theater in New York, unless Reading agrees
- Awarded Reading its attorneys' fees and costs, in an amount to be determined by the Arbitrator

April 2016
- Arbitrator fixed the amount of attorneys' fees and costs to be reimbursed to Reading by STOMP producers at $2.3 million

May 2016
- We filed the Arbitrator's Final Award with the New York Supreme Court

Acquired Office Building for Los Angeles headquarters in Culver City

- Purchase price $11,150,000
- 24,000 SF of leasable area
- Anticipated that Reading will occupy 12,000 SF. Third party office tenant(s) sought for other 12,000 SF
- With sightlines along 405 Freeway, signage opportunities being explored
- Projected savings $350,000 per annum for Reading
- Mortgage in process




ANGELICA FILM CENTER & CAFE

OTHER NOTABLE EVENTS

Implemented New Corporate Governance Measures

- Adopted new Audit and Conflicts Committee Charter
  - Heightening committee responsibility for the oversight of conflict transactions
  - Committee now has overall Board level responsibility for tax oversight
  - Delegating responsibility to committee for Board Level cyber security oversight.
- Adopted a first ever Charter for our Compensation and Stock Options Committee
  - Not required for "Controlled Company"
  - Comprised entirely of independent directors (as defined by NASDAQ Rules)
  - Moved authority to set compensation for executive officers (other than the CEO) from the CEO to the Compensation Committee. Board still responsible for Cotter executives.
- In March, new executive compensation structure, with focus on achievement of performance targets, was established by Compensation Committee and Willis Towers Watson, and then, approved by Board.
- Adopted first ever Insider Trading Policy & Supplemental Policy Concerning Trading in Company Securities by Certain Designated Persons.
- Created Chief Compliance Officer function.

Investor Outreach

- First Quarterly Earnings Call – May 12, 2016
- Investor Presentations
  - 17th Annual B Riley Investor Conference - May 26, 2016
  - 8th Annual Gabelli Movie & Entertainment Conference - June 9, 2016




ANGELIKA FILM CENTER & CAFE

FINANCIAL REVIEW

presented by Dev Ghose, Executive Vice President & Chief Financial Officer

SUMMARY FINANCIAL DATA

STATEMENT OF OPERATIONS	YEAR ENDED DECEMBER 31,	
($ in thousands)	2015	2014
Revenues	$257,323	$254,748
Operating Expenses	234,169	232,575
Operating Income	23,154	22,173
Net Income from Continuing Operations	26,433	14,844
Net Income Applicable to Common Stockholders	22,773	25,701
Earnings Per Share - from Continuing Ops – Basic	0.98	1.10
Earnings Per Share - Fully Diluted	0.97	1.08
EBITDA [1]	49,582	40,384
EBITDA change	$9,198	

Source: Form 10K for year ended December 31, 2015.
(1) Includes gain on sales of assets for 2015 of $11.0M.

RECONCILIATION OF EBITDA TO NET INCOME

	YEAR ENDED DECEMBER 31,	
($ in thousands)	2015	2014
EBITDA	$ 49,582	$ 40,384
Interest Expense, Net	(7,304)	(9,000)
Income Tax Benefit (Expense)	(4,943)	9,785
Depreciation & Amortization	(14,562)	(15,468)
Net Income	$ 22,773	$ 25,701

Source: Form 10K for year ended December 31, 2015.

SUMMARY BALANCE SHEET

($ in thousands)	12/31/2015	12/31/2014
Cash and Cash Equivalents	$ 19,702	$ 50,248
Receivables	10,036	11,348
Other Current Assets	7,183	16,035
Total Current Assets	36,921	77,631
Operating Property, Net	210,298	186,889
Land Held for Sale	37,966	42,588
Investment and Development Property, Net	23,002	26,124
Investment in Unconsolidated Joint Ventures and Entities	5,370	6,169
Other Assets	59,706	62,185
Total Assets	$ 373,263	$ 401,586
Total Current Liabilities	$ 75,322	$ 92,750
Long Term Notes Payable	87,101	98,019
Subordinated Debt	27,125	27,913
Other Long Term Liabilities	46,519	50,606
Total Stockholders Equity	137,196	132,298
Total Liabilities & Stockholders Equity	$ 373,263	$ 401,586

Sources: Form 10Q 2016, for period ended December 31, 2015 and Form 10K for year ended December 31, 2014.

SUMMARY FINANCIAL DATA

STATEMENT OF OPERATIONS	THREE MONTHS ENDED MARCH 31,	
($ in thousands)	2016	2015
Revenues	$ 64,789	$ 60,585
Operating Expenses	60,097	55,352
Operating Income	4,692	5,233
Net Income Applicable to Common Stockholders	2,226	3,118
Earnings Per Share from Continuing Ops - Basic	0.10	0.13
Earnings Per Share - Fully Diluted	0.09	0.13
EBITDA [1]	9,140	11,958
EBITDA change	$ (2,818)	

Source: Form 10Q for the quarterly period ended March 31, 2016.
(1) Includes gain on sales of assets for Q1 2015 and Q1 2016 of $2.8M and $0.4M respectively.

RECONCILIATION OF EBITDA TO NET INCOME

($ in thousands)	THREE MONTHS ENDED MARCH 31, 2016	2015
EBITDA	$ 9,140	$ 11,958
Interest Expense, Net	(1,875)	(2,575)
Income Tax (Expense)	(1,231)	(2,523)
Depreciation & Amortization	(3,808)	(3,742)
Net Income	$ 2,226	$ 3,118

Source: Form 10Q for the quarterly period ended March 31, 2016.

SUMMARY BALANCE SHEET

($ in thousands)	3/31/2016	12/31/2015
Cash and Cash Equivalents and Time Deposits	$ 16,330	$ 19,702
Receivables	11,380	10,036
Other Current Assets	6,935	7,183
Total Current Assets	34,645	36,921
Operating Property, Net	217,075	210,298
Land Held for Sale	40,004	37,966
Investment and Development Property, Net	23,326	23,002
Investment in Unconsolidated Joint Ventures and Entities	5,656	5,370
Other Assets	59,596	59,706
Total Assets	$ 380,302	$ 373,263
Total Current Liabilities	$ 75,888	$ 75,322
Long Term Notes Payable	85,474	87,101
Subordinate Debt	27,178	27,125
Other Long Term Liabilities	45,898	46,519
Total Stockholders Equity	145,864	137,196
Total Liabilities & Stockholders Equity	$ 380,302	$ 373,263

Source: Form 10Q for the quarterly period ended March 31, 2016.

CORPORATE DEBT

($ in thousands)	Expiration Year	Contractual Capacity	Capacity Used	Unused Capacity
		AS OF MARCH 31, 2016		
Bank of America	2017/2019	$ 60,000	$ 34,500	$ 25,500
National Australia Bank [1]	2019	51,052	24,183	26,869
Westpac Bank [1]	2018	34,642[2]	12,121	22,521[2]
Total		$ 145,694	$ 70,804	$ 74,890

Source: Form 10Q and Press Release for the quarterly period ended March 31, 2016.
(1) The borrowings are denominated in foreign currency. The contractual capacity and capacity used were translated into U.S. dollars based on the applicable exchange rates as of March 31, 2016.
(2) Construction Facility of $10.4 M under our Westpac capacity, has been included in the above presentation.

2001 – 2016 YEARLY FINANCIAL TREND *in US$*


Revenue & Adj EBITDA (000's)
Assets & Debt (000's)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	3/31/16 TTM
Assets	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$371,870	$406,417	$430,349	$430,764	$428,588	$386,807	$401,586	$373,263	$380,302
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983	$208,776	$195,759	$167,622	$163,198	$130,103	$126,757
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,055	$216,740	$229,322	$244,979	$254,430	$258,221	$254,748	$257,323	$261,527
Adj EBITDA	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$31,491	$37,272	$38,582	$39,217	$40,384	$49,582	$46,764

Notes: Data presented above have been adjusted to reflect adjustments, if any, to prior years based on the latest K's and Q's.
Gain on sales of assets for Q1 2015 and Q1 2016 were $2.8M and $0.4M respectively, and have been included for purposes of determining Adjusted EBITDA.

STOCKHOLDER RETURNS*

- The Company has been included in the Russell 2000 index since June 2012
- Class A Stock price has increased 131% over the last 47 months
- Closing price on June 1, 2016: $12.72



READING INTERNATIONAL
RUSSELL 2000
NASDAQ CAPITAL MARKET COMPOSITE
S&P 500
250%
200%
150%
100%
50%
0%
-50%
2012
2013
2014
2015
131%
58%
52%
3%

*Information for Class A stock only

IN CONCLUSION

We create ***long-term stockholder value*** through the opportunistic and synergistic development of entertainment and real estate assets.

Our cinema business offers a stable cash flow.

- We are re-investing in our existing cinema portfolio by implementing our Global Cinema Strategy.
- We are improving our operating income by implementing our Global Cinema Strategy.
- We continue to pursue new opportunities that meet our investment criteria through acquisition or new builds.

We have built and continue to develop a strong real estate portfolio.

- We are creating incremental value through the implementation of our Global Real Estate Strategy.
- Our goal is to drive long-term value for stockholders and being an anchor tenant in our own ETCs provides us the ability to leverage operational and marketing strategies across our centers to drive growth and profitability.

THANK YOU